EXHIBIT 99.1
                           Letter to James D. Dondero





[MOTIENT LOGO]


October 27, 2005

James D. Dondero
Highland Capital Management
1300 Two Galleria Tower
13455 Noel Road, LB 45
Dallas, Texas 75240


Dear Mr. Dondero:

We are in receipt of your letter dated October 26.



                                            Sincerely,

                                            Motient Corporation





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